                                                                      Exhibit 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned in his or her capacity as an officer or director of Chemical Banking Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints WALTER V. SHIPLEY, EDWARD D. MILLER, WILLIAM B. HARRISON, JR., (and in addition, on the effective date of the merger with The Chase Manhattan Corporation--THOMAS G. LABREQUE and E. MICHEL KRUSE), PETER J. TOBIN, JOHN B. WYNNE and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with the power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of shares of Common Stock, par value $1.00 per share ("Common Stock"), of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on August 27, 1995, authorizing the preparation and filing of (i) a registration statement on Form S-3 or such other form as is then appropriate for the registration of Common Stock issuable upon exercise of common stock subscription warrants of The Chase Manhattan Corporation ("Chase") to be assumed by the Corporation pursuant to the Agreement and Plan of Merger, dated as of August 27, 1995 (the "Merger Agreement"), between the Corporation and Chase and (ii) one or more registration statements on Form S-8 or such other Form or Forms as are then appropriate for the registration of Common Stock issuable upon exercise of or pursuant to stock options, units and/or similar securities to be assumed by the Corporation pursuant to the Merger Agreement, including without limiting the generality of the foregoing, power and authority to sign each such registration statement, and any and all amendments, including post-effective amendments, supplements and exhibits thereto (collectively, the "Registration Statement") to be filed with the Commission, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statement, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the Commission, to appear before the Commission in connection with any matter relating to such Registration Statement; and to do any and all acts and all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Act and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Commission thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of each undersigned director or officer in such capacity, to any application, report, instrument, certificate, form or other documents, and any and all supplements and amendments thereto, to be filed on behalf of said Corporation with the Commission, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 20th day of February, 1996.
                                                  /s/ Walter V. Shipley
                                                    Walter V. Shipley

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned in his or her capacity as an officer or director of Chemical Banking Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints WALTER V. SHIPLEY, EDWARD D. MILLER, WILLIAM B. HARRISON, JR., (and in addition, on the effective date of the merger with The Chase Manhattan Corporation--THOMAS G. LABREQUE and E. MICHEL KRUSE), PETER J. TOBIN, JOHN B. WYNNE and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with the power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of shares of Common Stock, par value $1.00 per share ("Common Stock"), of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on August 27, 1995, authorizing the preparation and filing of (i) a registration statement on Form S-3 or such other form as is then appropriate for the registration of Common Stock issuable upon exercise of common stock subscription warrants of The Chase Manhattan Corporation ("Chase") to be assumed by the Corporation pursuant to the Agreement and Plan of Merger, dated as of August 27, 1995 (the "Merger Agreement"), between the Corporation and Chase and (ii) one or more registration statements on Form S-8 or such other Form or Forms as are then appropriate for the registration of Common Stock issuable upon exercise of or pursuant to stock options, units and/or similar securities to be assumed by the Corporation pursuant to the Merger Agreement, including without limiting the generality of the foregoing, power and authority to sign each such registration statement, and any and all amendments, including posteffective amendments, supplements and exhibits thereto (collectively, the "Registration Statement") to be filed with the Commission, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statement, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the Commission, to appear before the Commission in connection with any matter relating to such Registration Statement; and to do any and all acts and all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Act and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Commission thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of each undersigned director or officer in such capacity, to any application, report, instrument, certificate, form or other documents, and any and all supplements and amendments thereto, to be filed on behalf of said Corporation with the Commission, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 20th day of February, 1996.
                                                   /s/ Edward D. Miller
                                                     Edward D. Miller

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned in his or her capacity as an officer or director of Chemical Banking Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints WALTER V. SHIPLEY, EDWARD D. MILLER, WILLIAM B. HARRISON, JR., (and in addition, on the effective date of the merger with The Chase Manhattan Corporation--THOMAS G. LABREQUE and E. MICHEL KRUSE), PETER J. TOBIN, JOHN B. WYNNE and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with the power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of shares of Common Stock, par value $1.00 per share ("Common Stock"), of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on August 27, 1995, authorizing the preparation and filing of (i) a registration statement on Form S-3 or such other form as is then appropriate for the registration of Common Stock issuable upon exercise of common stock subscription warrants of The Chase Manhattan Corporation ("Chase") to be assumed by the Corporation pursuant to the Agreement and Plan of Merger, dated as of August 27, 1995 (the "Merger Agreement"), between the Corporation and Chase and (ii) one or more registration statements on Form S-8 or such other Form or Forms as are then appropriate for the registration of Common Stock issuable upon exercise of or pursuant to stock options, units and/or similar securities to be assumed by the Corporation pursuant to the Merger Agreement, including without limiting the generality of the foregoing, power and authority to sign each such registration statement, and any and all amendments, including posteffective amendments, supplements and exhibits thereto (collectively, the "Registration Statement") to be filed with the Commission, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statement, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the Commission, to appear before the Commission in connection with any matter relating to such Registration Statement; and to do any and all acts and all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Act and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Commission thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of each undersigned director or officer in such capacity, to any application, report, instrument, certificate, form or other documents, and any and all supplements and amendments thereto, to be filed on behalf of said Corporation with the Commission, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 20th day of February, 1996.
                                                /s/ Frank A. Bennack, Jr.
                                                  Frank A. Bennack, Jr.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned in his or her capacity as an officer or director of Chemical Banking Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints WALTER V. SHIPLEY, EDWARD D. MILLER, WILLIAM B. HARRISON, JR., (and in addition, on the effective date of the merger with The Chase Manhattan Corporation -- THOMAS G. LABREQUE and E. MICHEL KRUSE), PETER J. TOBIN, JOHN B. WYNNE and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with the power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of shares of Common Stock, par value $1.00 per share ("Common Stock"), of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on August 27, 1995, authorizing the preparation and filing of (i) a registration statement on Form S-3 or such other form as is then appropriate for the registration of Common Stock issuable upon exercise of common stock subscription warrants of The Chase Manhattan Corporation ("Chase") to be assumed by the Corporation pursuant to the Agreement and Plan of Merger, dated as of August 27, 1995 (the "Merger Agreement"), between the Corporation and Chase and (ii) one or more registration statements on Form S-8 or such other Form or Forms as are then appropriate for the registration of Common Stock issuable upon exercise of or pursuant to stock options, units and/or similar securities to be assumed by the Corporation pursuant to the Merger Agreement, including without limiting the generality of the foregoing, power and authority to sign each such registration statement, and any and all amendments, including posteffective amendments, supplements and exhibits thereto (collectively, the "Registration Statement") to be filed with the Commission, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statement, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the Commission, to appear before the Commission in connection with any matter relating to such Registration Statement; and to do any and all acts and all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Act and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Commission thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of each undersigned director or officer in such capacity, to any application, report, instrument, certificate, form or other documents, and any and all supplements and amendments thereto, to be filed on behalf of said Corporation with the Commission, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 20th day of February, 1996.

                                   /s/ Michel C. Bergerac

            --------------------------------------------------------------------
                                   Michel C. Bergerac

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned in his or her capacity as an officer or director of Chemical Banking Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints WALTER V. SHIPLEY, EDWARD D. MILLER, WILLIAM B. HARRISON, JR., (and in addition, on the effective date of the merger with The Chase Manhattan Corporation -- THOMAS G. LABREQUE and E. MICHEL KRUSE), PETER J. TOBIN, JOHN B. WYNNE and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with the power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of shares of Common Stock, par value $1.00 per share ("Common Stock"), of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on August 27, 1995, authorizing the preparation and filing of (i) a registration statement on Form S-3 or such other form as is then appropriate for the registration of Common Stock issuable upon exercise of common stock subscription warrants of The Chase Manhattan Corporation ("Chase") to be assumed by the Corporation pursuant to the Agreement and Plan of Merger, dated as of August 27, 1995 (the "Merger Agreement"), between the Corporation and Chase and (ii) one or more registration statements on Form S-8 or such other Form or Forms as are then appropriate for the registration of Common Stock issuable upon exercise of or pursuant to stock options, units and/or similar securities to be assumed by the Corporation pursuant to the Merger Agreement, including without limiting the generality of the foregoing, power and authority to sign each such registration statement, and any and all amendments, including posteffective amendments, supplements and exhibits thereto (collectively, the "Registration Statement") to be filed with the Commission, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statement, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the Commission, to appear before the Commission in connection with any matter relating to such Registration Statement; and to do any and all acts and all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Act and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Commission thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of each undersigned director or officer in such capacity, to any application, report, instrument, certificate, form or other documents, and any and all supplements and amendments thereto, to be filed on behalf of said Corporation with the Commission, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 20th day of February, 1996.

                                   /s/ Randolph W. Bromery

            --------------------------------------------------------------------
                                   Randolph W. Bromery

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned in his or her capacity as an officer or director of Chemical Banking Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints WALTER V. SHIPLEY, EDWARD D. MILLER, WILLIAM B. HARRISON, JR., (and in addition, on the effective date of the merger with The Chase Manhattan Corporation -- THOMAS G. LABREQUE and E. MICHEL KRUSE), PETER J. TOBIN, JOHN B. WYNNE and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with the power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of shares of Common Stock, par value $1.00 per share ("Common Stock"), of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on August 27, 1995, authorizing the preparation and filing of (i) a registration statement on Form S-3 or such other form as is then appropriate for the registration of Common Stock issuable upon exercise of common stock subscription warrants of The Chase Manhattan Corporation ("Chase") to be assumed by the Corporation pursuant to the Agreement and Plan of Merger, dated as of August 27, 1995 (the "Merger Agreement"), between the Corporation and Chase and (ii) one or more registration statements on Form S-8 or such other Form or Forms as are then appropriate for the registration of Common Stock issuable upon exercise of or pursuant to stock options, units and/or similar securities to be assumed by the Corporation pursuant to the Merger Agreement, including without limiting the generality of the foregoing, power and authority to sign each such registration statement, and any and all amendments, including posteffective amendments, supplements and exhibits thereto (collectively, the "Registration Statement") to be filed with the Commission, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statement, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the Commission, to appear before the Commission in connection with any matter relating to such Registration Statement; and to do any and all acts and all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Act and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Commission thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of each undersigned director or officer in such capacity, to any application, report, instrument, certificate, form or other documents, and any and all supplements and amendments thereto, to be filed on behalf of said Corporation with the Commission, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 20th day of February, 1996.

                                              /s/ Charles W. Duncan, Jr.
                                                  Charles W. Duncan, Jr.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned in his or her capacity as an officer or director of Chemical Banking Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints WALTER V. SHIPLEY, EDWARD D. MILLER, WILLIAM B. HARRISON, JR., (and in addition, on the effective date of the merger with The Chase Manhattan Corporation -- THOMAS G. LABREQUE and E. MICHEL KRUSE), PETER J. TOBIN, JOHN B. WYNNE and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with the power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of shares of Common Stock, par value $1.00 per share ("Common Stock"), of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on August 27, 1995, authorizing the preparation and filing of (i) a registration statement on Form S-3 or such other form as is then appropriate for the registration of Common Stock issuable upon exercise of common stock subscription warrants of The Chase Manhattan Corporation ("Chase") to be assumed by the Corporation pursuant to the Agreement and Plan of Merger, dated as of August 27, 1995 (the "Merger Agreement"), between the Corporation and Chase and (ii) one or more registration statements on Form S-8 or such other Form or Forms as are then appropriate for the registration of Common Stock issuable upon exercise of or pursuant to stock options, units and/or similar securities to be assumed by the Corporation pursuant to the Merger Agreement, including without limiting the generality of the foregoing, power and authority to sign each such registration statement, and any and all amendments, including posteffective amendments, supplements and exhibits thereto (collectively, the "Registration Statement") to be filed with the Commission, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statement, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the Commission, to appear before the Commission in connection with any matter relating to such Registration Statement; and to do any and all acts and all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Act and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Commission thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of each undersigned director or officer in such capacity, to any application, report, instrument, certificate, form or other documents, and any and all supplements and amendments thereto, to be filed on behalf of said Corporation with the Commission, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 20th day of February, 1996.

                                                 /s/ Melvin R. Goodes
                                                     Melvin R. Goodes

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned in his or her capacity as an officer or director of Chemical Banking Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints WALTER V. SHIPLEY, EDWARD D. MILLER, WILLIAM B. HARRISON, JR., (and in addition, on the effective date of the merger with The Chase Manhattan Corporation -- THOMAS G. LABREQUE and E. MICHEL KRUSE), PETER J. TOBIN, JOHN B. WYNNE and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with the power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of shares of Common Stock, par value $1.00 per share ("Common Stock"), of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on August 27, 1995, authorizing the preparation and filing of (i) a registration statement on Form S-3 or such other form as is then appropriate for the registration of Common Stock issuable upon exercise of common stock subscription warrants of The Chase Manhattan Corporation ("Chase") to be assumed by the Corporation pursuant to the Agreement and Plan of Merger, dated as of August 27, 1995 (the "Merger Agreement"), between the Corporation and Chase and (ii) one or more registration statements on Form S-8 or such other Form or Forms as are then appropriate for the registration of Common Stock issuable upon exercise of or pursuant to stock options, units and/or similar securities to be assumed by the Corporation pursuant to the Merger Agreement, including without limiting the generality of the foregoing, power and authority to sign each such registration statement, and any and all amendments, including posteffective amendments, supplements and exhibits thereto (collectively, the "Registration Statement") to be filed with the Commission, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statement, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the Commission, to appear before the Commission in connection with any matter relating to such Registration Statement; and to do any and all acts and all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Act and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Commission thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of each undersigned director or officer in such capacity, to any application, report, instrument, certificate, form or other documents, and any and all supplements and amendments thereto, to be filed on behalf of said Corporation with the Commission, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 20th day of February, 1996.

                                                  /s/ George V. Grune
                                                     George V. Grune

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned in his or her capacity as an officer or director of Chemical Banking Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints WALTER V. SHIPLEY, EDWARD D. MILLER, WILLIAM B. HARRISON, JR., (and in addition, on the effective date of the merger with The Chase Manhattan Corporation--THOMAS G. LABREQUE and E. MICHEL KRUSE), PETER J. TOBIN, JOHN B. WYNNE and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with the power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of shares of Common Stock, par value $1.00 per share ("Common Stock"), of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on August 27, 1995, authorizing the preparation and filing of (i) a registration statement on Form S-3 or such other form as is then appropriate for the registration of Common Stock issuable upon exercise of common stock subscription warrants of The Chase Manhattan Corporation ("Chase") to be assumed by the Corporation pursuant to the Agreement and Plan of Merger, dated as of August 27, 1995 (the "Merger Agreement"), between the Corporation and Chase and (ii) one or more registration statements on Form S-8 or such other Form or Forms as are then appropriate for the registration of Common Stock issuable upon exercise of or pursuant to stock options, units and/or similar securities to be assumed by the Corporation pursuant to the Merger Agreement, including without limiting the generality of the foregoing, power and authority to sign each such registration statement, and any and all amendments, including post-effective amendments, supplements and exhibits thereto (collectively, the "Registration Statement") to be filed with the Commission, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statement, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the Commission, to appear before the Commission in connection with any matter relating to such Registration Statement; and to do any and all acts and all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Act and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Commission thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of each undersigned director or officer in such capacity, to any application, report, instrument, certificate, form or other documents, and any and all supplements and amendments thereto, to be filed on behalf of said Corporation with the Commission, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 20th day of February, 1996.
                                               /s/ William B. Harrison, Jr.
                                                 William B. Harrison, Jr.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned in his or her capacity as an officer or director of Chemical Banking Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints WALTER V. SHIPLEY, EDWARD D. MILLER, WILLIAM B. HARRISON, JR., (and in addition, on the effective date of the merger with The Chase Manhattan Corporation--THOMAS G. LABREQUE and E. MICHEL KRUSE), PETER J. TOBIN, JOHN B. WYNNE and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with the power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of shares of Common Stock, par value $1.00 per share ("Common Stock"), of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on August 27, 1995, authorizing the preparation and filing of (i) a registration statement on Form S-3 or such other form as is then appropriate for the registration of Common Stock issuable upon exercise of common stock subscription warrants of The Chase Manhattan Corporation ("Chase") to be assumed by the Corporation pursuant to the Agreement and Plan of Merger, dated as of August 27, 1995 (the "Merger Agreement"), between the Corporation and Chase and (ii) one or more registration statements on Form S-8 or such other Form or Forms as are then appropriate for the registration of Common Stock issuable upon exercise of or pursuant to stock options, units and/or similar securities to be assumed by the Corporation pursuant to the Merger Agreement, including without limiting the generality of the foregoing, power and authority to sign each such registration statement, and any and all amendments, including post-effective amendments, supplements and exhibits thereto (collectively, the "Registration Statement") to be filed with the Commission, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statement, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the Commission, to appear before the Commission in connection with any matter relating to such Registration Statement; and to do any and all acts and all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Act and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Commission thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of each undersigned director or officer in such capacity, to any application, report, instrument, certificate, form or other documents, and any and all supplements and amendments thereto, to be filed on behalf of said Corporation with the Commission, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 20th day of February, 1996.
                                                    /s/ Harold S. Hook
                                                      Harold S. Hook

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned in his or her capacity as an officer or director of Chemical Banking Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints WALTER V. SHIPLEY, EDWARD D. MILLER, WILLIAM B. HARRISON, JR., (and in addition, on the effective date of the merger with The Chase Manhattan Corporation--THOMAS G. LABREQUE and E. MICHEL KRUSE), PETER J. TOBIN, JOHN B. WYNNE and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with the power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of shares of Common Stock, par value $1.00 per share ("Common Stock"), of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on August 27, 1995, authorizing the preparation and filing of (i) a registration statement on Form S-3 or such other form as is then appropriate for the registration of Common Stock issuable upon exercise of common stock subscription warrants of The Chase Manhattan Corporation ("Chase") to be assumed by the Corporation pursuant to the Agreement and Plan of Merger, dated as of August 27, 1995 (the "Merger Agreement"), between the Corporation and Chase and (ii) one or more registration statements on Form S-8 or such other Form or Forms as are then appropriate for the registration of Common Stock issuable upon exercise of or pursuant to stock options, units and/or similar securities to be assumed by the Corporation pursuant to the Merger Agreement, including without limiting the generality of the foregoing, power and authority to sign each such registration statement, and any and all amendments, including post-effective amendments, supplements and exhibits thereto (collectively, the "Registration Statement") to be filed with the Commission, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statement, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the Commission, to appear before the Commission in connection with any matter relating to such Registration Statement; and to do any and all acts and all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Act and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Commission thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of each undersigned director or officer in such capacity, to any application, report, instrument, certificate, form or other documents, and any and all supplements and amendments thereto, to be filed on behalf of said Corporation with the Commission, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 20th day of February, 1996.
                                                   /s/ Helene L. Kaplan
                                                     Helene L. Kaplan

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned in his or her capacity as an officer or director of Chemical Banking Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints WALTER V. SHIPLEY, EDWARD D. MILLER, WILLIAM B. HARRISON, JR., (and in addition, on the effective date of the merger with The Chase Manhattan Corporation--THOMAS G. LABREQUE and E. MICHEL KRUSE), PETER J. TOBIN, JOHN B. WYNNE and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with the power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of shares of Common Stock, par value $1.00 per share ("Common Stock"), of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on August 27, 1995, authorizing the preparation and filing of (i) a registration statement on Form S-3 or such other form as is then appropriate for the registration of Common Stock issuable upon exercise of common stock subscription warrants of The Chase Manhattan Corporation ("Chase") to be assumed by the Corporation pursuant to the Agreement and Plan of Merger, dated as of August 27, 1995 (the "Merger Agreement"), between the Corporation and Chase and (ii) one or more registration statements on Form S-8 or such other Form or Forms as are then appropriate for the registration of Common Stock issuable upon exercise of or pursuant to stock options, units and/or similar securities to be assumed by the Corporation pursuant to the Merger Agreement, including without limiting the generality of the foregoing, power and authority to sign each such registration statement, and any and all amendments, including post-effective amendments, supplements and exhibits thereto (collectively, the "Registration Statement") to be filed with the Commission, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statement, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the Commission, to appear before the Commission in connection with any matter relating to such Registration Statement; and to do any and all acts and all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Act and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Commission thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of each undersigned director or officer in such capacity, to any application, report, instrument, certificate, form or other documents, and any and all supplements and amendments thereto, to be filed on behalf of said Corporation with the Commission, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 20th day of February, 1996.
                                                  /s/ J. Bruce Llewellyn
                                                    J. Bruce Llewellyn

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned in his or her capacity as an officer or director of Chemical Banking Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints WALTER V. SHIPLEY, EDWARD D. MILLER, WILLIAM B. HARRISON, JR., (and in addition, on the effective date of the merger with The Chase Manhattan Corporation -- THOMAS G. LABREQUE and E. MICHEL KRUSE), PETER J. TOBIN, JOHN B. WYNNE and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with the power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of shares of Common Stock, par value $1.00 per share ("Common Stock"), of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on August 27, 1995, authorizing the preparation and filing of (i) a registration statement on Form S-3 or such other form as is then appropriate for the registration of Common Stock issuable upon exercise of common stock subscription warrants of The Chase Manhattan Corporation ("Chase") to be assumed by the Corporation pursuant to the Agreement and Plan of Merger, dated as of August 27, 1995 (the "Merger Agreement"), between the Corporation and Chase and (ii) one or more registration statements on Form S-8 or such other Form or Forms as are then appropriate for the registration of Common Stock issuable upon exercise of or pursuant to stock options, units and/or similar securities to be assumed by the Corporation pursuant to the Merger Agreement, including without limiting the generality of the foregoing, power and authority to sign each such registration statement, and any and all amendments, including posteffective amendments, supplements and exhibits thereto (collectively, the "Registration Statement") to be filed with the Commission, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statement, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the Commission, to appear before the Commission in connection with any matter relating to such Registration Statement; and to do any and all acts and all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Act and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Commission thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of each undersigned director or officer in such capacity, to any application, report, instrument, certificate, form or other documents, and any and all supplements and amendments thereto, to be filed on behalf of said Corporation with the Commission, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 20th day of February, 1996.

                                          /s/ John P. Mascotte

       -------------------------------------------------------------------------
                                          John P. Mascotte

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned in his or her capacity as an officer or director of Chemical Banking Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints WALTER V. SHIPLEY, EDWARD D. MILLER, WILLIAM B. HARRISON, JR., (and in addition, on the effective date of the merger with The Chase Manhattan Corporation -- THOMAS G. LABREQUE and E. MICHEL KRUSE), PETER J. TOBIN, JOHN B. WYNNE and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with the power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of shares of Common Stock, par value $1.00 per share ("Common Stock"), of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on August 27, 1995, authorizing the preparation and filing of (i) a registration statement on Form S-3 or such other form as is then appropriate for the registration of Common Stock issuable upon exercise of common stock subscription warrants of The Chase Manhattan Corporation ("Chase") to be assumed by the Corporation pursuant to the Agreement and Plan of Merger, dated as of August 27, 1995 (the "Merger Agreement"), between the Corporation and Chase and (ii) one or more registration statements on Form S-8 or such other Form or Forms as are then appropriate for the registration of Common Stock issuable upon exercise of or pursuant to stock options, units and/or similar securities to be assumed by the Corporation pursuant to the Merger Agreement, including without limiting the generality of the foregoing, power and authority to sign each such registration statement, and any and all amendments, including posteffective amendments, supplements and exhibits thereto (collectively, the "Registration Statement") to be filed with the Commission, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statement, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the Commission, to appear before the Commission in connection with any matter relating to such Registration Statement; and to do any and all acts and all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Act and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Commission thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of each undersigned director or officer in such capacity, to any application, report, instrument, certificate, form or other documents, and any and all supplements and amendments thereto, to be filed on behalf of said Corporation with the Commission, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 20th day of February, 1996.
                                          /s/ John F. McGillicuddy
                                          John F. McGillicuddy

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned in his or her capacity as an officer or director of Chemical Banking Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints WALTER V. SHIPLEY, EDWARD D. MILLER, WILLIAM B. HARRISON, JR., (and in addition, on the effective date of the merger with The Chase Manhattan Corporation -- THOMAS G. LABREQUE and E. MICHEL KRUSE), PETER J. TOBIN, JOHN B. WYNNE and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with the power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of shares of Common Stock, par value $1.00 per share ("Common Stock"), of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on August 27, 1995, authorizing the preparation and filing of (i) a registration statement on Form S-3 or such other form as is then appropriate for the registration of Common Stock issuable upon exercise of common stock subscription warrants of The Chase Manhattan Corporation ("Chase") to be assumed by the Corporation pursuant to the Agreement and Plan of Merger, dated as of August 27, 1995 (the "Merger Agreement"), between the Corporation and Chase and (ii) one or more registration statements on Form S-8 or such other Form or Forms as are then appropriate for the registration of Common Stock issuable upon exercise of or pursuant to stock options, units and/or similar securities to be assumed by the Corporation pursuant to the Merger Agreement, including without limiting the generality of the foregoing, power and authority to sign each such registration statement, and any and all amendments, including posteffective amendments, supplements and exhibits thereto (collectively, the "Registration Statement") to be filed with the Commission, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statement, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the Commission, to appear before the Commission in connection with any matter relating to such Registration Statement; and to do any and all acts and all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Act and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Commission thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of each undersigned director or officer in such capacity, to any application, report, instrument, certificate, form or other documents, and any and all supplements and amendments thereto, to be filed on behalf of said Corporation with the Commission, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 20th day of February, 1996.
                                          /s/  Andrew C. Sigler
                                          Andrew C. Sigler

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned in his or her capacity as an officer or director of Chemical Banking Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints WALTER V. SHIPLEY, EDWARD D. MILLER, WILLIAM B. HARRISON, JR., (and in addition, on the effective date of the merger with The Chase Manhattan Corporation -- THOMAS G. LABREQUE and E. MICHEL KRUSE), PETER J. TOBIN, JOHN B. WYNNE and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with the power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of shares of Common Stock, par value $1.00 per share ("Common Stock"), of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on August 27, 1995, authorizing the preparation and filing of (i) a registration statement on Form S-3 or such other form as is then appropriate for the registration of Common Stock issuable upon exercise of common stock subscription warrants of The Chase Manhattan Corporation ("Chase") to be assumed by the Corporation pursuant to the Agreement and Plan of Merger, dated as of August 27, 1995 (the "Merger Agreement"), between the Corporation and Chase and (ii) one or more registration statements on Form S-8 or such other Form or Forms as are then appropriate for the registration of Common Stock issuable upon exercise of or pursuant to stock options, units and/or similar securities to be assumed by the Corporation pursuant to the Merger Agreement, including without limiting the generality of the foregoing, power and authority to sign each such registration statement, and any and all amendments, including posteffective amendments, supplements and exhibits thereto (collectively, the "Registration Statement") to be filed with the Commission, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statement, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the Commission, to appear before the Commission in connection with any matter relating to such Registration Statement; and to do any and all acts and all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Act and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Commission thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of each undersigned director or officer in such capacity, to any application, report, instrument, certificate, form or other documents, and any and all supplements and amendments thereto, to be filed on behalf of said Corporation with the Commission, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 20th day of February, 1996.
                                          /s/  Michael I. Sovern
                                          Michael I. Sovern

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned in his or her capacity as an officer or director of Chemical Banking Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints WALTER V. SHIPLEY, EDWARD D. MILLER, WILLIAM B. HARRISON, JR., (and in addition, on the effective date of the merger with The Chase Manhattan Corporation--THOMAS G. LABREQUE and E. MICHEL KRUSE), PETER J. TOBIN, JOHN B. WYNNE and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with the power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of shares of Common Stock, par value $1.00 per share ("Common Stock"), of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on August 27, 1995, authorizing the preparation and filing of (i) a registration statement on Form S-3 or such other form as is then appropriate for the registration of Common Stock issuable upon exercise of common stock subscription warrants of The Chase Manhattan Corporation ("Chase") to be assumed by the Corporation pursuant to the Agreement and Plan of Merger, dated as of August 27, 1995 (the "Merger Agreement"), between the Corporation and Chase and (ii) one or more registration statements on Form S-8 or such other Form or Forms as are then appropriate for the registration of Common Stock issuable upon exercise of or pursuant to stock options, units and/or similar securities to be assumed by the Corporation pursuant to the Merger Agreement, including without limiting the generality of the foregoing, power and authority to sign each such registration statement, and any and all amendments, including posteffective amendments, supplements and exhibits thereto (collectively, the "Registration Statement") to be filed with the Commission, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statement, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the Commission, to appear before the Commission in connection with any matter relating to such Registration Statement; and to do any and all acts and all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Act and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Commission thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of each undersigned director or officer in such capacity, to any application, report, instrument, certificate, form or other documents, and any and all supplements and amendments thereto, to be filed on behalf of said Corporation with the Commission, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 20th day of February, 1996.

                                               /s/ John R. Stafford
                                               John R. Stafford

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned in his or her capacity as an officer or director of Chemical Banking Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints WALTER V. SHIPLEY, EDWARD D. MILLER, WILLIAM B. HARRISON, JR., (and in addition, on the effective date of the merger with The Chase Manhattan Corporation--THOMAS G. LABREQUE and E. MICHEL KRUSE), PETER J. TOBIN, JOHN B. WYNNE and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with the power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of shares of Common Stock, par value $1.00 per share ("Common Stock"), of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on August 27, 1995, authorizing the preparation and filing of (i) a registration statement on Form S-3 or such other form as is then appropriate for the registration of Common Stock issuable upon exercise of common stock subscription warrants of The Chase Manhattan Corporation ("Chase") to be assumed by the Corporation pursuant to the Agreement and Plan of Merger, dated as of August 27, 1995 (the "Merger Agreement"), between the Corporation and Chase and (ii) one or more registration statements on Form S-8 or such other Form or Forms as are then appropriate for the registration of Common Stock issuable upon exercise of or pursuant to stock options, units and/or similar securities to be assumed by the Corporation pursuant to the Merger Agreement, including without limiting the generality of the foregoing, power and authority to sign each such registration statement, and any and all amendments, including posteffective amendments, supplements and exhibits thereto (collectively, the "Registration Statement") to be filed with the Commission, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statement, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the Commission, to appear before the Commission in connection with any matter relating to such Registration Statement; and to do any and all acts and all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Act and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Commission thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of each undersigned director or officer in such capacity, to any application, report, instrument, certificate, form or other documents, and any and all supplements and amendments thereto, to be filed on behalf of said Corporation with the Commission, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 20th day of February, 1996.

                                               /s/ W. Bruce Thomas
                                               W. Bruce Thomas

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned in his or her capacity as an officer or director of Chemical Banking Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints WALTER V. SHIPLEY, EDWARD D. MILLER, WILLIAM B. HARRISON, JR., (and in addition, on the effective date of the merger with The Chase Manhattan Corporation--THOMAS G. LABREQUE and E. MICHEL KRUSE), PETER J. TOBIN, JOHN
     B. WYNNE and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with the power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of shares of Common Stock, par value $1.00 per share ("Common Stock"), of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on August 27, 1995, authorizing the preparation and filing of (i) a registration statement on Form S-3 or such other form as is then appropriate for the registration of Common Stock issuable upon exercise of common stock subscription warrants of The Chase Manhattan Corporation ("Chase") to be assumed by the Corporation pursuant to the Agreement and Plan of Merger, dated as of August 27, 1995 (the "Merger Agreement"), between the Corporation and Chase and (ii) one or more registration statements on Form S-8 or such other Form or Forms as are then appropriate for the registration of Common Stock issuable upon exercise of or pursuant to stock options, units and/or similar securities to be assumed by the Corporation pursuant to the Merger Agreement, including without limiting the generality of the foregoing, power and authority to sign each such registration statement, and any and all amendments, including posteffective amendments, supplements and exhibits thereto (collectively, the "Registration Statement") to be filed with the Commission, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statement, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the Commission, to appear before the Commission in connection with any matter relating to such Registration Statement; and to do any and all acts and all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Act and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Commission thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of each undersigned director or officer in such capacity, to any application, report, instrument, certificate, form or other documents, and any and all supplements and amendments thereto, to be filed on behalf of said Corporation with the Commission, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 20th day of February, 1996.

                                               /s/ Marina v.N Whitman
                                               Marina v.N Whitman

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned in his or her capacity as an officer or director of Chemical Banking Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints WALTER V. SHIPLEY, EDWARD D. MILLER, WILLIAM B. HARRISON, JR., (and in addition, on the effective date of the merger with The Chase Manhattan Corporation -- THOMAS G. LABREQUE and E. MICHEL KRUSE), PETER J. TOBIN, JOHN B. WYNNE and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with the power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of shares of Common Stock, par value $1.00 per share ("Common Stock"), of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on August 27, 1995, authorizing the preparation and filing of (i) a registration statement on Form S-3 or such other form as is then appropriate for the registration of Common Stock issuable upon exercise of common stock subscription warrants of The Chase Manhattan Corporation ("Chase") to be assumed by the Corporation pursuant to the Agreement and Plan of Merger, dated as of August 27, 1995 (the "Merger Agreement"), between the Corporation and Chase and (ii) one or more registration statements on Form S-8 or such other Form or Forms as are then appropriate for the registration of Common Stock issuable upon exercise of or pursuant to stock options, units and/or similar securities to be assumed by the Corporation pursuant to the Merger Agreement, including without limiting the generality of the foregoing, power and authority to sign each such registration statement, and any and all amendments, including posteffective amendments, supplements and exhibits thereto (collectively, the "Registration Statement") to be filed with the Commission, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statement, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the Commission, to appear before the Commission in connection with any matter relating to such Registration Statement; and to do any and all acts and all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Act and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Commission thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of each undersigned director or officer in such capacity, to any application, report, instrument, certificate, form or other documents, and any and all supplements and amendments thereto, to be filed on behalf of said Corporation with the Commission, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 20th day of February, 1996.

                                   /s/ Richard D. Wood

            --------------------------------------------------------------------
                                   Richard D. Wood

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned in his or her capacity as an officer or director of Chemical Banking Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints WALTER V. SHIPLEY, EDWARD D. MILLER, WILLIAM B. HARRISON, JR., (and in addition, on the effective date of the merger with The Chase Manhattan Corporation -- THOMAS G. LABREQUE and E. MICHEL KRUSE), PETER J. TOBIN, JOHN B. WYNNE and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with the power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of shares of Common Stock, par value $1.00 per share ("Common Stock"), of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on August 27, 1995, authorizing the preparation and filing of (i) a registration statement on Form S-3 or such other form as is then appropriate for the registration of Common Stock issuable upon exercise of common stock subscription warrants of The Chase Manhattan Corporation ("Chase") to be assumed by the Corporation pursuant to the Agreement and Plan of Merger, dated as of August 27, 1995 (the "Merger Agreement"), between the Corporation and Chase and (ii) one or more registration statements on Form S-8 or such other Form or Forms as are then appropriate for the registration of Common Stock issuable upon exercise of or pursuant to stock options, units and/or similar securities to be assumed by the Corporation pursuant to the Merger Agreement, including without limiting the generality of the foregoing, power and authority to sign each such registration statement, and any and all amendments, including posteffective amendments, supplements and exhibits thereto (collectively, the "Registration Statement") to be filed with the Commission, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statement, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the Commission, to appear before the Commission in connection with any matter relating to such Registration Statement; and to do any and all acts and all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Act and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Commission thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of each undersigned director or officer in such capacity, to any application, report, instrument, certificate, form or other documents, and any and all supplements and amendments thereto, to be filed on behalf of said Corporation with the Commission, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 20th day of February, 1996.

                                   /s/ Peter J. Tobin

            --------------------------------------------------------------------
                                   Peter J. Tobin

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned in his or her capacity as an officer or director of Chemical Banking Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints WALTER V. SHIPLEY, EDWARD D. MILLER, WILLIAM B. HARRISON, JR., (and in addition, on the effective date of the merger with The Chase Manhattan Corporation -- THOMAS G. LABREQUE and E. MICHEL KRUSE), PETER J. TOBIN, JOHN B. WYNNE and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with the power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of shares of Common Stock, par value $1.00 per share ("Common Stock"), of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on August 27, 1995, authorizing the preparation and filing of (i) a registration statement on Form S-3 or such other form as is then appropriate for the registration of Common Stock issuable upon exercise of common stock subscription warrants of The Chase Manhattan Corporation ("Chase") to be assumed by the Corporation pursuant to the Agreement and Plan of Merger, dated as of August 27, 1995 (the "Merger Agreement"), between the Corporation and Chase and (ii) one or more registration statements on Form S-8 or such other Form or Forms as are then appropriate for the registration of Common Stock issuable upon exercise of or pursuant to stock options, units and/or similar securities to be assumed by the Corporation pursuant to the Merger Agreement, including without limiting the generality of the foregoing, power and authority to sign each such registration statement, and any and all amendments, including posteffective amendments, supplements and exhibits thereto (collectively, the "Registration Statement") to be filed with the Commission, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statement, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the Commission, to appear before the Commission in connection with any matter relating to such Registration Statement; and to do any and all acts and all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Act and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Commission thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of each undersigned director or officer in such capacity, to any application, report, instrument, certificate, form or other documents, and any and all supplements and amendments thereto, to be filed on behalf of said Corporation with the Commission, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 20th day of February, 1996.

                                   /s/ Joseph L. Sclafani

            --------------------------------------------------------------------
                                   Joseph L. Sclafani